Exhibit 99.2
Quarterly Financial Supplement
Second Quarter 2024
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Atlantic Reinsurance Company Ltd.	AA-	A+
RGA Life and Annuity Insurance Company	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company		A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
2nd Quarter 2024

Reinsurance Group of America, Incorporated
Notes

Change in Presentation: U.S. and Latin America Financial Solutions:
In the first quarter of 2024, the Company updated the presentation of the financial results for the U.S. and Latin America Financial Solutions segment by combining the financial results for “Asset-Intensive” and “Capital Solutions” businesses. This change in presentation better aligns the presentation of the U.S. and Latin America Financial Solutions segment’s financial results with the Company's management of these businesses and with reporting for the other Financial Solutions segments. This change in presentation did not affect any previously or expected future reported results for the U.S. and Latin America Financial Solutions segment.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr	Year-to-Date
(USD millions, except in force and per share and shares data)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change

Net premiums	$3,920	$5,376	$4,108	$4,255	$3,337	$583	$9,296	$6,722	$2,574
Net income available to RGA's shareholders	203	210	158	287	205	(2)	413	457	(44)
Adjusted operating income	365	401	316	372	297	68	766	646	120
Adjusted operating income excluding notable items (1)	365	401	316	372	297	68	766	646	120
Return on equity	9.7%	10.2%	11.4%	13.9%	9.2%	0.5%
Adjusted operating return on equity (ex AOCI)	15.3%	14.8%	14.5%	14.7%	10.9%	4.4%
Adjusted operating return on equity (ex AOCI and notable items (1))	15.3%	14.8%	14.4%	14.0%	13.0%	2.3%
Adjusted operating return on equity (ex AOCI and effect of B36 items)	15.3%	14.8%	14.4%	14.7%	10.9%	4.4%

Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income	$3.07	$3.20	$2.40	$4.34	$3.09	$(0.02)	$6.28	$6.86	$(0.58)
Adjusted operating income	$5.55	$6.09	$4.80	$5.64	$4.46	$1.09	$11.65	$9.69	$1.96
Adjusted operating income excluding notable items (1)	$5.55	$6.09	$4.80	$5.64	$4.46	$1.09	$11.65	$9.69	$1.96
Diluted earnings per share
Net income	$3.03	$3.16	$2.37	$4.29	$3.05	$(0.02)	$6.19	$6.77	$(0.58)
Adjusted operating income	$5.48	$6.02	$4.73	$5.57	$4.40	$1.08	$11.49	$9.55	$1.94
Adjusted operating income excluding notable items (1)	$5.48	$6.02	$4.73	$5.57	$4.40	$1.08	$11.49	$9.55	$1.94
Weighted average common shares outstanding
Basic	65,807	65,739	65,853	66,127	66,518	(711)	65,773	66,649	(876)
Diluted	66,732	66,559	66,721	66,914	67,420	(688)	66,645	67,563	(918)

Book value per share	$147.90	$143.92	$138.39	$122.40	$117.87	$30.03	$147.90	$117.87	$30.03
Book value per share, excluding AOCI	$148.19	$145.83	$144.01	$142.63	$138.99	$9.20	$148.19	$138.99	$9.20
Book value per share, excluding AOCI and B36	$149.01	$146.96	$146.07	$142.51	$138.88	$10.13	$149.01	$138.88	$10.13

Shareholders’ dividends paid	$56	$56	$56	$56	$54	$2	$112	$107	$5
Share buybacks	—	—	50	50	50	(50)	—	100	(100)
Total returned to shareholders	$56	$56	$106	$106	$104	$(48)	$112	$207	$(95)

Common shares issued	85,311	85,311	85,311	85,311	85,311	—	85,311	85,311	—
Treasury shares	19,487	19,523	19,690	19,439	19,099	388	19,487	19,099	388
Common shares outstanding	65,824	65,788	65,621	65,872	66,212	(388)	65,824	66,212	(388)

Assumed life reinsurance in force (in billions)	$3,767.7	$3,729.8	$3,704.1	$3,499.4	$3,479.5	$288.2
Assumed new business production (in billions)	$89.6	$109.1	$97.6	$96.7	$88.2	$1.4	$198.7	$168.8	$29.9

(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$3,920	$5,376	$4,108	$4,255	$3,337	$583	$9,296	$6,722	$2,574
Net investment income	1,082	961	956	922	857	225	2,043	1,713	330
Investment related gains (losses), net	(271)	(149)	(155)	(126)	(123)	(148)	(420)	(200)	(220)
Other revenue	147	149	98	102	85	62	296	172	124
Total revenues	4,878	6,337	5,007	5,153	4,156	722	11,215	8,407	2,808
Benefits and expenses:
Claims and other policy benefits	3,712	5,132	3,837	3,959	3,013	699	8,844	6,076	2,768
Future policy benefits remeasurement (gains) losses	(90)	(24)	33	(82)	13	(103)	(114)	(13)	(101)
Market risk benefits remeasurement (gains) losses	(8)	(35)	28	(21)	(31)	23	(43)	(17)	(26)
Interest credited	231	254	217	223	209	22	485	424	61
Policy acquisition costs and other insurance expenses	391	387	369	348	349	42	778	680	98
Other operating expenses	301	283	290	274	275	26	584	525	59
Interest expense	72	68	69	72	63	9	140	116	24
Total benefits and expenses	4,609	6,065	4,843	4,773	3,891	718	10,674	7,791	2,883
Income before income taxes	269	272	164	380	265	4	541	616	(75)
Provision for income taxes	65	60	4	91	58	7	125	156	(31)
Net income	204	212	160	289	207	(3)	416	460	(44)
Net income attributable to noncontrolling interest	1	2	2	2	2	(1)	3	3	—
Net income available to RGA's shareholders	$203	$210	$158	$287	$205	$(2)	$413	$457	$(44)
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$269	$272	$164	$380	$265	$4	$541	$616	$(75)
Investment and derivative (gains) losses (1)	308	232	(18)	134	117	191	540	244	296
Market risk benefits remeasurement (gains) losses	(8)	(35)	28	(21)	(31)	23	(43)	(17)	(26)
Change in fair value of funds withheld embedded derivatives (1)	(26)	(77)	181	(1)	20	(46)	(103)	(17)	(86)
Funds withheld (gains) losses - investment income	—	(2)	(3)	(4)	2	(2)	(2)	2	(4)
EIA embedded derivatives - interest credited	(6)	13	5	(7)	3	(9)	7	(4)	11
Investment (income) loss on unit-linked variable annuities	1	1	(3)	2	2	(1)	2	2	—
Interest credited on unit-linked variable annuities	(1)	(1)	3	(2)	(2)	1	(2)	(2)	—
Interest expense on uncertain tax positions	(1)	—	(1)	1	—	(1)	(1)	—	(1)
Other (2)	(45)	113	30	(1)	—	(45)	68	8	60
Adjusted operating income before income taxes	491	516	386	481	376	115	1,007	832	175
Notable items (3)	—	—	—	(3)	—	—	—	—	—
Adjusted operating income before income taxes excluding notable items	$491	$516	$386	$478	$376	$115	$1,007	$832	$175

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$203	$210	$158	$287	$205	$(2)	$413	$457	$(44)
Investment and derivative (gains) losses (1)	239	185	(14)	104	88	151	424	190	234
Market risk benefits remeasurement (gains) losses	(6)	(28)	22	(17)	(24)	18	(34)	(13)	(21)
Change in fair value of funds withheld embedded derivatives (1)	(20)	(61)	143	(1)	16	(36)	(81)	(13)	(68)
Funds withheld (gains) losses - investment income	—	(2)	(2)	(4)	2	(2)	(2)	2	(4)
EIA embedded derivatives - interest credited	(4)	10	4	(6)	3	(7)	6	(3)	9
Investment (income) loss on unit-linked variable annuities	1	1	(2)	1	2	(1)	2	2	—
Interest credited on unit-linked variable annuities	(1)	(1)	2	(1)	(2)	1	(2)	(2)	—
Interest expense on uncertain tax positions	(1)	—	(1)	1	—	(1)	(1)	—	(1)
Other (2)	(35)	89	23	—	—	(35)	54	6	48
Uncertain tax positions and other tax related items	(12)	(4)	(19)	6	5	(17)	(16)	17	(33)
Net income attributable to noncontrolling interest	1	2	2	2	2	(1)	3	3	—
Adjusted operating income	365	401	316	372	297	68	766	646	120
Notable items (3)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items	$365	$401	$316	$372	$297	$68	$766	$646	$120

Diluted earnings per share - adjusted operating income	$5.48	$6.02	$4.73	$5.57	$4.40	$1.08	$11.49	$9.55	$1.94
Diluted earnings per share - adjusted operating income excluding notable items	$5.48	$6.02	$4.73	$5.57	$4.40	$1.08	$11.49	$9.55	$1.94

Foreign currency effect on (4):
Net premiums	$(33)	$(12)	$18	$13	$(45)	$12	$(45)	$(157)	$112
Adjusted operating income before income taxes	$(5)	$1	$3	$1	$(6)	$1	$(4)	$(22)	$18

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(4) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2024	2024	2023	2023	2023
Assets
Fixed maturity securities available-for-sale, at fair value	$70,491	$65,827	$60,467	$54,171	$56,236
Equity securities	144	144	139	133	136
Mortgage loans	7,984	7,539	7,377	7,231	7,038
Policy loans	1,171	1,198	1,206	1,180	1,202
Funds withheld at interest	5,556	5,642	5,683	5,725	5,862
Limited partnerships and real estate joint ventures	2,791	2,697	2,635	2,560	2,473
Short-term investments	335	327	222	141	224
Other invested assets	1,148	1,140	1,171	1,091	1,119
Total investments	89,620	84,514	78,900	72,232	74,290
Cash and cash equivalents	4,596	5,935	2,970	2,820	2,598
Accrued investment income	881	808	759	744	702
Premiums receivable and other reinsurance balances	3,635	3,342	3,528	3,279	3,321
Reinsurance ceded receivables and other	5,122	5,265	5,448	2,818	2,664
Deferred policy acquisition costs	4,720	4,673	4,617	4,289	4,286
Other assets	1,314	1,463	1,401	1,240	1,179
Total assets	$109,888	$106,000	$97,623	$87,422	$89,040
Liabilities and equity
Future policy benefits	$50,779	$47,067	$41,231	$36,474	$38,239
Interest-sensitive contract liabilities	31,676	31,319	30,273	29,365	29,910
Market risk benefits, at fair value	217	228	258	224	235
Other policy claims and benefits	2,769	2,753	2,730	2,654	2,579
Other reinsurance balances	917	874	1,103	750	858
Deferred income taxes	1,866	1,897	1,862	1,601	1,424
Other liabilities	2,449	3,468	2,085	1,750	1,477
Funds withheld payable	4,323	4,409	4,483	2,001	1,573
Long-term debt	5,067	4,427	4,427	4,450	4,850
Total liabilities	100,063	96,442	88,452	79,269	81,145
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,567	2,549	2,544	2,534	2,522
Retained earnings	9,076	8,934	8,805	8,713	8,483
Treasury stock	(1,889)	(1,891)	(1,900)	(1,852)	(1,803)
Accumulated other comprehensive income, net of taxes (AOCI):
Accumulated currency translation adjustment	86	57	68	(33)	26
Unrealized (depreciation) appreciation of securities	(4,694)	(4,062)	(3,667)	(6,659)	(4,879)
Effect of updating discount rates on future policy benefits	4,611	3,906	3,256	5,366	3,460
Change in instrument-specific credit risk for market risk benefits	6	3	3	7	13
Pension and postretirement benefits	(29)	(29)	(29)	(14)	(18)
Total RGA, Inc. shareholders’ equity	9,735	9,468	9,081	8,063	7,805
Noncontrolling interest	90	90	90	90	90
Total equity	9,825	9,558	9,171	8,153	7,895
Total liabilities and equity	$109,888	$106,000	$97,623	$87,422	$89,040
Total RGA, Inc. shareholders’ equity, excluding AOCI	$9,755	$9,593	$9,450	$9,396	$9,203

See appendix for reconciliation of total shareholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$1,827	$1,715	$1,912	$1,746	$1,750	$77	$3,542	$3,365	$177
Net investment income	203	205	210	195	180	23	408	373	35
Investment related gains (losses), net	6	(12)	6	2	(1)	7	(6)	(2)	(4)
Other revenue	8	6	2	6	3	5	14	8	6
Total revenues	2,044	1,914	2,130	1,949	1,932	112	3,958	3,744	214

Benefits and expenses:
Claims and other policy benefits	1,676	1,572	1,779	1,611	1,592	84	3,248	3,039	209
Future policy benefits remeasurement (gains) losses	(66)	(21)	63	(20)	24	(90)	(87)	31	(118)
Interest credited	19	19	20	19	18	1	38	36	2
Policy acquisition costs and other insurance expenses	186	175	184	184	187	(1)	361	362	(1)
Other operating expenses	55	53	54	50	49	6	108	93	15
Total benefits and expenses	1,870	1,798	2,100	1,844	1,870	—	3,668	3,561	107

Income before income taxes	$174	$116	$30	$105	$62	$112	$290	$183	$107

Loss and expense ratios:
Loss ratio (1)	88.1%	90.4%	96.3%	91.1%	92.3%	(4.2)%	89.2%	91.2%	(2.0)%
Policy acquisition costs and other insurance expenses	10.2%	10.2%	9.6%	10.5%	10.7%	(0.5)%	10.2%	10.8%	(0.6)%
Other operating expenses	3.0%	3.1%	2.8%	2.9%	2.8%	0.2%	3.0%	2.8%	0.2%

Foreign currency effect on (2):
Net premiums	$1	$3	$3	$5	$3	$(2)	$4	$5	$(1)
Income before income taxes	$(1)	$—	$—	$—	$—	$(1)	$(1)	$—	$(1)

Assumed life reinsurance in force (in billions)	$1,716.1	$1,709.1	$1,703.6	$1,693.1	$1,685.3	$30.8
Assumed new business production (in billions)	$35.9	$41.0	$47.9	$36.7	$35.6	$0.3	$76.9	$69.7	$7.2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$1,827	$1,715	$1,912	$1,746	$1,750	$77	$3,542	$3,365	$177
Net investment income	203	205	211	195	180	23	408	373	35
Other revenue	7	6	2	6	3	4	13	8	5
Total revenues	2,037	1,926	2,125	1,947	1,933	104	3,963	3,746	217

Benefits and expenses:
Claims and other policy benefits	1,676	1,572	1,779	1,611	1,592	84	3,248	3,039	209
Future policy benefits remeasurement (gains) losses	(66)	(21)	63	(20)	24	(90)	(87)	31	(118)
Interest credited	19	19	20	19	18	1	38	36	2
Policy acquisition costs and other insurance expenses	186	175	184	184	187	(1)	361	362	(1)
Other operating expenses	55	53	54	50	49	6	108	93	15
Total benefits and expenses	1,870	1,798	2,100	1,844	1,870	—	3,668	3,561	107

Adjusted operating income before income taxes	167	128	25	103	63	104	295	185	110
Notable items (1)	—	—	—	17	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$167	$128	$25	$120	$63	$104	$295	$185	$110

Loss and expense ratios:
Loss ratio (2)	88.1%	90.4%	96.3%	91.1%	92.3%	(4.2)%	89.2%	91.2%	(2.0)%
Policy acquisition costs and other insurance expenses	10.2%	10.2%	9.6%	10.5%	10.7%	(0.5)%	10.2%	10.8%	(0.6)%
Other operating expenses	3.0%	3.1%	2.8%	2.9%	2.8%	0.2%	3.0%	2.8%	0.2%

Foreign currency effect on (3):
Net premiums	$1	$3	$3	$5	$3	$(2)	$4	$5	$(1)
Adjusted operating income (loss) before income taxes	$(1)	$—	$—	$—	$—	$(1)	$(1)	$—	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$305	$1,916	$521	$820	$17	$288	$2,221	$180	$2,041
Net investment income	319	304	293	299	278	41	623	559	64
Investment related gains (losses), net	(15)	27	(158)	(63)	(68)	53	12	(48)	60
Other revenue	55	62	60	59	51	4	117	102	15
Total revenues	664	2,309	716	1,115	278	386	2,973	793	2,180

Benefits and expenses:
Claims and other policy benefits	365	2,079	585	851	45	320	2,444	244	2,200
Future policy benefits remeasurement (gains) losses	(3)	2	1	(25)	(1)	(2)	(1)	(5)	4
Market risk benefits remeasurement (gains) losses	(8)	(35)	28	(21)	(31)	23	(43)	(17)	(26)
Interest credited	120	148	126	137	133	(13)	268	262	6
Policy acquisition costs and other insurance expenses	87	80	78	47	49	38	167	97	70
Other operating expenses	20	18	18	18	15	5	38	30	8
Total benefits and expenses	581	2,292	836	1,007	210	371	2,873	611	2,262

Income (loss) before income taxes	$83	$17	$(120)	$108	$68	$15	$100	$182	$(82)

Assumed life reinsurance in force (in billions)	$10.1	$10.1	$10.3	$5.1	$5.2	$4.9
Assumed new business production (in billions)	$—	$—	$5.2	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$305	$1,916	$521	$820	$17	$288	$2,221	$180	$2,041
Net investment income	318	303	289	292	279	39	621	556	65
Other revenue	54	62	60	59	51	3	116	102	14
Total revenues	677	2,281	870	1,171	347	330	2,958	838	2,120

Benefits and expenses:
Claims and other policy benefits	367	1,956	551	851	45	322	2,323	244	2,079
Future policy benefits remeasurement (gains) losses	(3)	2	1	(25)	(1)	(2)	(1)	(5)	4
Interest credited	126	135	121	144	130	(4)	261	266	(5)
Policy acquisition costs and other insurance expenses	87	80	78	47	49	38	167	89	78
Other operating expenses	20	18	18	18	15	5	38	30	8
Total benefits and expenses	597	2,191	769	1,035	238	359	2,788	624	2,164

Adjusted operating income before income taxes	80	90	101	136	109	(29)	170	214	(44)
Notable items (1)	—	—	—	(22)	—	—	—	—	—
Adjusted operating income before income taxes excluding notable items	$80	$90	$101	$114	$109	$(29)	$170	$214	$(44)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2024	2024	2023	2023	2023
Policyholder account balances

Fixed annuities (deferred)	$9,677	$9,981	$10,331	$11,066	$11,361
Equity-indexed annuities	$2,118	$2,234	$2,354	$2,469	$2,580
Bank-owned life insurance (BOLI) and universal life	$2,052	$2,063	$2,091	$2,480	$2,494
Other policyholder account balances	$43	$46	$47	$51	$52

Variable annuities account balances
No riders	$609	$629	$624	$578	$599
GMDB only	807	793	739	742	738
GMIB only	18	14	13	16	16
GMAB only	2	2	2	2	2
GMWB only	853	862	858	814	883
GMDB / WB	162	166	162	156	169
Other	13	11	11	12	13
Total variable annuities account balances	$2,464	$2,477	$2,409	$2,320	$2,420

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities	$691	$693	$690	$707	$843

Future policy benefits (at original discount rate) associated with:
Payout annuities	$6,764	$6,503	$4,524	$4,909	$4,181
Other future policy benefits	$56	$59	$60	$60	$62

Liability for market risk benefits:

Equity-indexed annuities	$147	$154	$159	$135	$140
Variable annuities (liability)	$70	$74	$99	$89	$95
Variable annuities (asset)	$15	$14	$9	$8	$6

Net interest spread (1)	1.1%	0.9%	1.3%	1.3%	1.4%

(1) Net interest spread for Asset-Intensive is calculated as net investment income less interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$326	$318	$311	$302	$307	$19	$644	$602	$42
Net investment income	61	64	62	62	61	—	125	122	3
Investment related gains, net	1	1	3	—	4	(3)	2	6	(4)
Other revenue	1	3	—	2	1	—	4	2	2
Total revenues	389	386	376	366	373	16	775	732	43

Benefits and expenses:
Claims and other policy benefits	304	283	294	284	282	22	587	552	35
Future policy benefits remeasurement (gains) losses	1	(3)	4	16	(1)	2	(2)	2	(4)
Interest credited	—	—	—	1	—	—	—	—	—
Policy acquisition costs and other insurance expenses	46	47	46	46	47	(1)	93	92	1
Other operating expenses	11	12	11	13	10	1	23	22	1
Total benefits and expenses	362	339	355	360	338	24	701	668	33

Income before income taxes	$27	$47	$21	$6	$35	$(8)	$74	$64	$10

Loss and expense ratios:
Loss ratio (1)	93.6%	88.1%	95.8%	99.3%	91.5%	2.1%	90.8%	92.0%	(1.2)%
Policy acquisition costs and other insurance expenses	14.1%	14.8%	14.8%	15.2%	15.3%	(1.2)%	14.4%	15.3%	(0.9)%
Other operating expenses	3.4%	3.8%	3.5%	4.3%	3.3%	0.1%	3.6%	3.7%	(0.1)%

Foreign currency effect on (2):
Net premiums	$(6)	$1	$(1)	$(8)	$(16)	$10	$(5)	$(36)	$31
Income before income taxes	$—	$—	$4	$(1)	$(2)	$2	$—	$(4)	$4

Creditor reinsurance net premiums	$17	$17	$18	$17	$18	$(1)	$34	$36	$(2)

Assumed life reinsurance in force (in billions)	$489.3	$488.0	$493.5	$477.2	$484.6	$4.7
Assumed new business production (in billions)	$12.3	$11.5	$11.1	$11.0	$11.2	$1.1	$23.8	$22.0	$1.8

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$326	$318	$311	$302	$307	$19	$644	$602	$42
Net investment income	61	64	62	64	61	—	125	123	2
Investment related gains, net	2	—	2	—	1	1	2	2	—
Other revenue	1	3	—	2	1	—	4	2	2
Total revenues	390	385	375	368	370	20	775	729	46

Benefits and expenses:
Claims and other policy benefits	304	283	294	284	282	22	587	552	35
Future policy benefits remeasurement gains	1	(3)	4	16	(1)	2	(2)	2	(4)
Interest credited	—	—	—	1	—	—	—	—	—
Policy acquisition costs and other insurance expenses	46	47	46	46	47	(1)	93	92	1
Other operating expenses	13	12	11	11	10	3	25	22	3
Total benefits and expenses	364	339	355	358	338	26	703	668	35

Adjusted operating income (loss) before income taxes	26	46	20	10	32	(6)	72	61	11
Notable items (1)	—	—	—	13	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$26	$46	$20	$23	$32	$(6)	$72	$61	$11

Loss and expense ratios:
Loss ratio (2)	93.6%	88.1%	95.8%	99.3%	91.5%	2.1%	90.8%	92.0%	(1.2)%
Policy acquisition costs and other insurance expenses	14.1%	14.8%	14.8%	15.2%	15.3%	(1.2)%	14.4%	15.3%	(0.9)%
Other operating expenses	4.0%	3.8%	3.5%	3.6%	3.3%	0.7%	3.9%	3.7%	0.2%

Foreign currency effect on (3):
Net premiums	$(6)	$1	$(1)	$(8)	$(16)	$10	$(5)	$(36)	$31
Adjusted operating income before income taxes	$—	$—	$5	$(1)	$(2)	$2	$—	$(4)	$4

Creditor reinsurance net premiums	$17	$17	$18	$17	$18	$(1)	$34	$36	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$48	$23	$22	$22	$23	$25	$71	$46	$25
Net investment income	48	1	1	1	1	47	49	2	47
Investment related gains, net	(1)	—	—	—	—	(1)	(1)	—	(1)
Other revenue	6	3	4	3	2	4	9	5	4
Total revenues	101	27	27	26	26	75	128	53	75

Benefits and expenses:
Claims and other policy benefits	89	19	19	18	20	69	108	41	67
Future policy benefits remeasurement (gains) losses	—	—	—	(23)	(2)	2	—	(7)	7
Policy acquisition costs and other insurance expenses	4	1	—	1	—	4	5	1	4
Other operating expenses	2	—	2	—	2	—	2	2	—
Total benefits and expenses	95	20	21	(4)	20	75	115	37	78

Income before income taxes	$6	$7	$6	$30	$6	$—	$13	$16	$(3)

Foreign currency effect on (2):
Net premiums	$(1)	$—	$1	$(1)	$(2)	$1	$(1)	$(3)	$2
Income before income taxes	$—	$—	$—	$—	$—	$—	$—	$(1)	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$48	$23	$22	$22	$23	$25	$71	$46	$25
Net investment income	48	1	1	1	1	47	49	2	47
Other revenue	6	3	4	3	2	4	9	5	4
Total revenues	102	27	27	26	26	76	129	53	76

Benefits and expenses:
Claims and other policy benefits	89	19	19	18	20	69	108	41	67
Future policy benefits remeasurement gains	—	—	—	(23)	(2)	2	—	(7)	7
Policy acquisition costs and other insurance expenses	4	1	—	1	—	4	5	1	4
Other operating expenses	2	—	2	—	2	—	2	2	—
Total benefits and expenses	95	20	21	(4)	20	75	115	37	78

Adjusted operating income before income taxes	7	7	6	30	6	1	14	16	(2)
Notable items (2)	—	—	—	(22)	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$7	$7	$6	$8	$6	$1	$14	$16	$(2)

Foreign currency effect on (3):
Net premiums	$(1)	$—	$1	$(1)	$(2)	$1	$(1)	$(3)	$2
Adjusted operating income before income taxes	$—	$—	$(1)	$—	$—	$—	$—	$(1)	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$497	$496	$461	$447	$429	$68	$993	$867	$126
Net investment income	27	27	22	23	23	4	54	46	8
Other revenue	—	2	1	1	(1)	1	2	(2)	4
Total revenues	524	525	484	471	451	73	1,049	911	138

Benefits and expenses:
Claims and other policy benefits	464	424	420	429	383	81	888	773	115
Future policy benefits remeasurement (gains) losses	6	(5)	1	43	12	(6)	1	4	(3)
Policy acquisition costs and other insurance expenses	22	37	22	25	21	1	59	39	20
Other operating expenses	31	41	33	34	31	—	72	64	8
Total benefits and expenses	523	497	476	531	447	76	1,020	880	140

Income (loss) before income taxes	$1	$28	$8	$(60)	$4	$(3)	$29	$31	$(2)

Loss and expense ratios:
Loss ratio (1)	94.6%	84.5%	91.3%	105.6%	92.1%	2.5%	89.5%	89.6%	(0.1)%
Policy acquisition costs and other insurance expenses	4.4%	7.5%	4.8%	5.6%	4.9%	(0.5)%	5.9%	4.5%	1.4%
Other operating expenses	6.2%	8.3%	7.2%	7.6%	7.2%	(1.0)%	7.3%	7.4%	(0.1)%

Foreign currency effect on (2):
Net premiums	$1	$7	$14	$20	$(6)	$7	$8	$(47)	$55
Income (loss) before income taxes	$—	$—	$1	$(4)	$1	$(1)	$—	$—	$—

Critical illness net premiums	$33	$32	$37	$34	$35	$(2)	$65	$68	$(3)

Assumed life reinsurance in force (in billions)	$976.5	$985.1	$960.1	$814.5	$802.3	$174.2
Assumed new business production (in billions)	$20.0	$38.0	$16.1	$30.9	$36.6	$(16.6)	$58.0	$66.7	$(8.7)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$497	$496	$461	$447	$429	$68	$993	$867	$126
Net investment income	27	27	22	23	23	4	54	46	8
Other revenue	—	2	1	1	(1)	1	2	(2)	4
Total revenues	524	525	484	471	451	73	1,049	911	138

Benefits and expenses:
Claims and other policy benefits	464	424	420	429	383	81	888	773	115
Future policy benefits remeasurement (gains) losses	6	(5)	1	43	12	(6)	1	4	(3)
Policy acquisition costs and other insurance expenses	22	37	22	25	21	1	59	39	20
Other operating expenses	33	31	33	33	31	2	64	64	—
Total benefits and expenses	525	487	476	530	447	78	1,012	880	132

Adjusted operating income (loss) before income taxes	(1)	38	8	(59)	4	(5)	37	31	6
Notable items (1)	—	—	—	47	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$(1)	$38	$8	$(12)	$4	$(5)	$37	$31	$6

Loss and expense ratios:
Loss ratio (2)	94.6%	84.5%	91.3%	105.6%	92.1%	2.5%	89.5%	89.6%	(0.1)%
Policy acquisition costs and other insurance expenses	4.4%	7.5%	4.8%	5.6%	4.9%	(0.5)%	5.9%	4.5%	1.4%
Other operating expenses	6.6%	6.3%	7.2%	7.4%	7.2%	(0.6)%	6.4%	7.4%	(1.0)%

Foreign currency effect on (3):
Net premiums	$1	$7	$14	$20	$(6)	$7	$8	$(47)	$55
Adjusted operating income (loss) before income taxes	$—	$—	$1	$(4)	$1	$(1)	$—	$—	$—

Critical illness net premiums	$33	$32	$37	$34	$35	$(2)	$65	$68	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$159	$146	$125	$118	$90	$69	$305	$215	$90
Net investment income	77	69	62	56	45	32	146	91	55
Investment related losses, net	(12)	(15)	(8)	(21)	(9)	(3)	(27)	(15)	(12)
Other revenue	8	11	1	7	4	4	19	8	11
Total revenues	232	211	180	160	130	102	443	299	144

Benefits and expenses:
Claims and other policy benefits	133	122	96	95	68	65	255	172	83
Future policy benefits remeasurement (gains) losses	2	2	(42)	(33)	(5)	7	4	(14)	18
Interest credited	8	6	3	(2)	(2)	10	14	(2)	16
Policy acquisition costs and other insurance expenses	2	2	1	2	2	—	4	4	—
Other operating expenses	15	15	16	14	15	—	30	28	2
Total benefits and expenses	160	147	74	76	78	82	307	188	119

Income before income taxes	$72	$64	$106	$84	$52	$20	$136	$111	$25

Foreign currency effect on (2):
Net premiums	$1	$5	$6	$9	$(1)	$2	$6	$(13)	$19
Income before income taxes	$—	$3	$5	$6	$—	$—	$3	$(6)	$9

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$159	$146	$125	$118	$90	$69	$305	$215	$90
Net investment income	79	69	59	59	48	31	148	97	51
Investment related gains (losses), net	1	(1)	(2)	2	4	(3)	—	5	(5)
Other revenue	8	11	1	7	4	4	19	8	11
Total revenues	247	225	183	186	146	101	472	325	147

Benefits and expenses:
Claims and other policy benefits	133	122	96	95	68	65	255	172	83
Future policy benefits remeasurement (gains) losses	2	2	(42)	(33)	(5)	7	4	(14)	18
Interest credited	9	7	—	—	—	9	16	—	16
Policy acquisition costs and other insurance expenses	2	2	1	2	2	—	4	4	—
Other operating expenses	15	15	16	14	15	—	30	28	2
Total benefits and expenses	161	148	71	78	80	81	309	190	119

Adjusted operating income before income taxes	86	77	112	108	66	20	163	135	28
Notable items (2)	—	—	—	(34)	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$86	$77	$112	$74	$66	$20	$163	$135	$28

Foreign currency effect on (3):
Net premiums	$1	$5	$6	$9	$(1)	$2	$6	$(13)	$19
Adjusted operating income before income taxes	$—	$3	$5	$8	$—	$—	$3	$(7)	$10

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$708	$716	$709	$737	$677	$31	$1,424	$1,339	$85
Net investment income	61	65	59	60	62	(1)	126	123	3
Investment related gains, net	1	—	1	1	2	(1)	1	5	(4)
Other revenue	8	10	(1)	3	11	(3)	18	14	4
Total revenues	778	791	768	801	752	26	1,569	1,481	88

Benefits and expenses:
Claims and other policy benefits	607	586	594	604	579	28	1,193	1,142	51
Future policy benefits remeasurement (gains) losses	(29)	1	6	(39)	(14)	(15)	(28)	(23)	(5)
Policy acquisition costs and other insurance expenses	42	45	40	46	44	(2)	87	90	(3)
Other operating expenses	58	50	58	56	54	4	108	104	4
Total benefits and expenses	678	682	698	667	663	15	1,360	1,313	47

Income before income taxes	$100	$109	$70	$134	$89	$11	$209	$168	$41

Loss and expense ratios:
Loss ratio (1)	81.6%	82.0%	84.6%	76.7%	83.5%	(1.9)%	81.8%	83.6%	(1.8)%
Policy acquisition costs and other insurance expenses	5.9%	6.3%	5.6%	6.2%	6.5%	(0.6)%	6.1%	6.7%	(0.6)%
Other operating expenses	8.2%	7.0%	8.2%	7.6%	8.0%	0.2%	7.6%	7.8%	(0.2)%

Foreign currency effect on (2):
Net premiums	$(23)	$(23)	$(3)	$(10)	$(21)	$(2)	$(46)	$(54)	$8
Income before income taxes	$(2)	$(3)	$—	$—	$(2)	$—	$(5)	$(5)	$—

Critical illness net premiums	$358	$352	$344	$368	$341	$17	$710	$640	$70

Assumed life reinsurance in force (in billions)	$557.8	$528.9	$528.6	$501.8	$495.4	$62.4
Assumed new business production (in billions)	$13.1	$17.6	$17.3	$17.1	$4.7	$8.4	$30.7	$8.6	$22.1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$708	$716	$709	$737	$677	$31	$1,424	$1,339	$85
Net investment income	61	65	59	60	62	(1)	126	123	3
Investment related gains, net	1	—	1	1	2	(1)	1	5	(4)
Other revenue	8	10	(1)	3	11	(3)	18	14	4
Total revenues	778	791	768	801	752	26	1,569	1,481	88

Benefits and expenses:
Claims and other policy benefits	607	586	594	604	579	28	1,193	1,142	51
Future policy benefits remeasurement (gains) losses	(29)	1	6	(39)	(14)	(15)	(28)	(23)	(5)
Policy acquisition costs and other insurance expenses	42	45	40	46	44	(2)	87	90	(3)
Other operating expenses	59	50	57	56	54	5	109	104	5
Total benefits and expenses	679	682	697	667	663	16	1,361	1,313	48

Adjusted operating income before income taxes	99	109	71	134	89	10	208	168	40
Notable items (1)	—	—	—	(2)	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$99	$109	$71	$132	$89	$10	$208	$168	$40

Loss and expense ratios:
Loss ratio (2)	81.6%	82.0%	84.6%	76.7%	83.5%	(1.9)%	81.8%	83.6%	(1.8)%
Policy acquisition costs and other insurance expenses	5.9%	6.3%	5.6%	6.2%	6.5%	(0.6)%	6.1%	6.7%	(0.6)%
Other operating expenses	8.3%	7.0%	8.0%	7.6%	8.0%	0.3%	7.7%	7.8%	(0.1)%

Foreign currency effect on (3):
Net premiums	$(23)	$(23)	$(3)	$(10)	$(21)	$(2)	$(46)	$(54)	$8
Adjusted operating income before income taxes	$(2)	$(2)	$1	$(1)	$(3)	$1	$(4)	$(5)	$1

Critical illness net premiums	$358	$352	$344	$368	$341	$17	$710	$640	$70

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$50	$46	$47	$63	$44	$6	$96	$108	$(12)
Net investment income	163	120	136	117	125	38	283	233	50
Investment related gains (losses), net	(172)	(71)	61	(66)	(51)	(121)	(243)	(102)	(141)
Other revenue	61	48	9	16	18	43	109	28	81
Total revenues	102	143	253	130	136	(34)	245	267	(22)

Benefits and expenses:
Claims and other policy benefits	74	47	50	67	44	30	121	113	8
Future policy benefits remeasurement gains	(1)	—	—	(1)	—	(1)	(1)	(1)	—
Interest credited	49	51	49	54	46	3	100	100	—
Policy acquisition costs and other insurance expenses	30	25	25	21	19	11	55	35	20
Other operating expenses	8	7	7	5	7	1	15	13	2
Total benefits and expenses	160	130	131	146	116	44	290	260	30

Income (loss) before income taxes	$(58)	$13	$122	$(16)	$20	$(78)	$(45)	$7	$(52)

Foreign currency effect on (2):
Net premiums	$(6)	$(5)	$(2)	$(2)	$(2)	$(4)	$(11)	$(9)	$(2)
Income (loss) before income taxes	$8	$5	$(6)	$1	$—	$8	$13	$—	$13

Assumed life reinsurance in force (in billions)	$9.6	$8.5	$8.0	$7.7	$6.7	$2.9
Assumed new business production (in billions)	$—	$1.0	$—	$1.0	$0.1	$(0.1)	$1.0	$1.8	$(0.8)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net premiums	$50	$46	$47	$63	$44	$6	$96	$108	$(12)
Net investment income	163	120	136	117	125	38	283	233	50
Investment related gains, net	6	3	2	2	4	2	9	8	1
Other revenue	12	20	12	8	5	7	32	13	19
Total revenues	231	189	197	190	178	53	420	362	58

Benefits and expenses:
Claims and other policy benefits	74	47	50	67	44	30	121	113	8
Future policy benefits remeasurement gains	(1)	—	—	(1)	—	(1)	(1)	(1)	—
Interest credited	49	51	49	54	46	3	100	100	—
Policy acquisition costs and other insurance expenses	30	25	25	21	19	11	55	35	20
Other operating expenses	8	7	7	5	7	1	15	13	2
Total benefits and expenses	160	130	131	146	116	44	290	260	30

Adjusted operating income before income taxes	71	59	66	44	62	9	130	102	28
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$71	$59	$66	$44	$62	$9	$130	$102	$28

Foreign currency effect on (3):
Net premiums	$(6)	$(5)	$(2)	$(2)	$(2)	$(4)	$(11)	$(9)	$(2)
Adjusted operating income before income taxes	$(2)	$(1)	$(2)	$(2)	$(2)	$—	$(3)	$(5)	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net investment income	$123	$106	$111	$109	$82	$41	$229	$164	$65
Investment related gains (losses), net	(79)	(79)	(60)	21	—	(79)	(158)	(44)	(114)
Other revenue	—	4	22	5	(4)	4	4	7	(3)
Total revenues	44	31	73	135	78	(34)	75	127	(52)

Benefits and expenses:
Interest credited	35	30	19	14	14	21	65	28	37
Policy acquisition costs and other insurance income	(28)	(25)	(27)	(24)	(20)	(8)	(53)	(40)	(13)
Other operating expenses	101	87	91	84	92	9	188	169	19
Interest expense	72	68	69	72	63	9	140	116	24
Total benefits and expenses	180	160	152	146	149	31	340	273	67

Loss before income taxes	$(136)	$(129)	$(79)	$(11)	$(71)	$(65)	$(265)	$(146)	$(119)

Foreign currency effect on (1):
Loss before income taxes	$—	$1	$(5)	$1	$(1)	$1	$1	$(1)	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Revenues:
Net investment income	$123	$106	$111	$109	$82	$41	$229	$164	$65
Investment related gains, net	1	4	5	2	3	(2)	5	7	(2)
Other revenue	9	12	15	9	6	3	21	19	2
Total revenues	133	122	131	120	91	42	255	190	65

Benefits and expenses:
Interest credited	35	30	19	14	14	21	65	28	37
Policy acquisition costs and other insurance income	(28)	(25)	(27)	(24)	(20)	(8)	(53)	(40)	(13)
Other operating expenses	97	87	92	84	89	8	184	166	18
Interest expense	73	68	70	71	63	10	141	116	25
Total benefits and expenses	177	160	154	145	146	31	337	270	67

Adjusted operating loss before income taxes	(44)	(38)	(23)	(25)	(55)	11	(82)	(80)	(2)
Notable items (1)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(44)	$(38)	$(23)	$(25)	$(55)	$11	$(82)	$(80)	$(2)

Foreign currency effect on (2):
Adjusted operating loss before income taxes	$—	$1	$(6)	$1	$—	$—	$1	$—	$1

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
U.S. and Latin America:
Traditional	$174	$116	$30	$105	$62	$112	$290	$183	$107
Financial Solutions	83	17	(120)	108	68	15	100	182	(82)
Total U.S. and Latin America	257	133	(90)	213	130	127	390	365	25
Canada:
Traditional	$27	$47	$21	$6	$35	$(8)	$74	$64	$10
Financial Solutions	6	7	6	30	6	—	13	16	(3)
Total Canada	33	54	27	36	41	(8)	87	80	7
Europe, Middle East and Africa:
Traditional	$1	$28	$8	$(60)	$4	$(3)	$29	$31	$(2)
Financial Solutions	72	64	106	84	52	20	136	111	25
Total Europe, Middle East and Africa	73	92	114	24	56	17	165	142	23
Asia Pacific:
Traditional	$100	$109	$70	$134	$89	$11	$209	$168	$41
Financial Solutions	(58)	13	122	(16)	20	(78)	(45)	7	(52)
Total Asia Pacific	42	122	192	118	109	(67)	164	175	(11)
Corporate and Other	(136)	(129)	(79)	(11)	(71)	(65)	(265)	(146)	(119)
Consolidated income before income taxes	$269	$272	$164	$380	$265	$4	$541	$616	$(75)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
U.S. and Latin America:
Traditional	$167	$128	$25	$103	$63	$104	$295	$185	$110
Financial Solutions	80	90	101	136	109	(29)	170	214	(44)
Total U.S. and Latin America	247	218	126	239	172	75	465	399	66
Canada:
Traditional	$26	$46	$20	$10	$32	$(6)	$72	$61	$11
Financial Solutions	7	7	6	30	6	1	14	16	(2)
Total Canada	33	53	26	40	38	(5)	86	77	9
Europe, Middle East and Africa:
Traditional	$(1)	$38	$8	$(59)	$4	$(5)	$37	$31	$6
Financial Solutions	86	77	112	108	66	20	163	135	28
Total Europe, Middle East and Africa	85	115	120	49	70	15	200	166	34
Asia Pacific:
Traditional	$99	$109	$71	$134	$89	$10	$208	$168	$40
Financial Solutions	71	59	66	44	62	9	130	102	28
Total Asia Pacific	170	168	137	178	151	19	338	270	68
Corporate and Other	(44)	(38)	(23)	(25)	(55)	11	(82)	(80)	(2)
Consolidated adjusted operating income before income taxes	$491	$516	$386	$481	$376	$115	$1,007	$832	$175
Notable items (1)	—	—	—	(3)	—	—	—	—	—
Consolidated adjusted operating income excluding notable items before income taxes	$491	$516	$386	$478	$376	$115	$1,007	$832	$175

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2024	2024	2023	2023	2023
Fixed maturity securities, available-for-sale (1)	$70,491	$65,827	$60,467	$54,171	$56,236
Equity securities	144	144	139	133	136
Mortgage loans	7,984	7,539	7,377	7,231	7,038
Policy loans	1,171	1,198	1,206	1,180	1,202
Funds withheld at interest	5,556	5,642	5,683	5,725	5,862
Limited partnerships and real estate joint ventures	2,791	2,697	2,635	2,560	2,473
Short-term investments	335	327	222	141	224
Other invested assets	1,148	1,140	1,171	1,091	1,119
Cash and cash equivalents	4,596	5,935	2,970	2,820	2,598
Total cash and invested assets	$94,216	$90,449	$81,870	$75,052	$76,888

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies ("Japanese government"), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Average invested assets at amortized cost (1)	$38,172	$38,483	$37,169	$37,051	$36,124	$2,048	$38,106	$35,792	$2,314
Net investment income (1)	$436	$444	$443	$430	$393	$43	$880	$808	$72
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.65%	4.70%	4.86%	4.72%	4.42%	23 bps	4.67%	4.56%	11 bps
Variable investment income ("VII") (included in net investment income) (1)	$12	$16	$44	$39	$17	$(5)	$28	$56	$(28)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.76%	4.75%	4.60%	4.51%	4.43%	33 bps	4.76%	4.44%	32 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	June 30, 2024
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$50,053	$95	$516	$4,343	$46,131	65.4%
Canadian government	4,520	—	331	71	4,780	6.8%
Japanese government	5,297	—	1	835	4,463	6.3%
ABS	5,302	15	45	189	5,143	7.3%
CMBS	2,242	1	19	140	2,120	3.0%
RMBS	1,307	—	14	109	1,212	1.7%
U.S. government	1,681	—	3	256	1,428	2.0%
State and political subdivisions	1,188	—	4	150	1,042	1.6%
Other foreign government	4,571	—	31	430	4,172	5.9%
Total fixed maturity securities	$76,161	$111	$964	$6,523	$70,491	100.0%

	December 31, 2023
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$42,014	$62	$554	$3,751	$38,755	64.1%
Canadian government	3,477	—	473	33	3,917	6.5%
Japanese government	3,630	—	3	502	3,131	5.2%
ABS	4,661	12	19	239	4,429	7.3%
CMBS	1,969	1	7	202	1,773	2.9%
RMBS	1,173	—	8	102	1,079	1.8%
U.S. government	2,725	—	9	214	2,520	4.2%
State and political subdivisions	1,236	—	7	129	1,114	1.8%
Other foreign government	4,092	—	45	388	3,749	6.2%
Total fixed maturity securities	$64,977	$75	$1,125	$5,560	$60,467	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	June 30, 2024				December 31, 2023
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$7,245	$6,898	15.0%	A-	$6,474	$6,109	15.8%	A-
Brokerage/asset managers/exchanges	1,388	1,252	2.7%	A-	1,320	1,194	3.1%	A-
Finance companies	416	381	0.8%	BBB+	367	330	0.9%	BBB+
Insurance	4,717	4,218	9.1%	A-	4,507	4,086	10.5%	A-
REITs	1,567	1,426	3.1%	A-	1,401	1,269	3.2%	BBB+
Other finance	1,115	915	2.0%	BBB+	983	801	2.1%	A-
Total financial institutions	$16,448	$15,090	32.7%		$15,052	$13,789	35.6%
Industrials
Basic	$2,074	$1,906	4.1%	BBB+	$1,940	$1,797	4.6%	BBB+
Capital goods	2,040	1,919	4.2%	BBB	1,664	1,531	4.0%	BBB
Communications	3,335	3,042	6.6%	BBB+	2,853	2,635	6.8%	BBB
Consumer cyclical	2,908	2,714	5.9%	BBB+	2,286	2,139	5.5%	BBB+
Consumer noncyclical	5,888	5,414	11.7%	BBB+	5,057	4,661	12.0%	BBB+
Energy	3,302	3,111	6.7%	BBB+	2,317	2,171	5.6%	A-
Technology	2,139	1,967	4.4%	BBB+	1,899	1,819	4.7%	BBB+
Transportation	2,917	2,691	5.8%	A-	2,286	2,100	5.4%	A-
Other industrial	1,551	1,542	3.3%	BBB	1,111	1,082	2.8%	BBB
Total industrials	$26,154	$24,306	52.7%		$21,413	$19,935	51.4%
Utilities
Electric	$5,926	$5,377	11.7%	A-	$4,371	$3,973	10.3%	A-
Natural gas	1,038	933	2.0%	A-	770	694	1.8%	A-
Other utility	487	425	0.9%	BBB+	408	364	0.9%	BBB+
Total utilities	$7,451	$6,735	14.6%		$5,549	$5,031	13.0%
Total	$50,053	$46,131	100.0%	BBB+	$42,014	$38,755	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		June 30, 2024			March 31, 2024			December 31, 2023			September 30, 2023			June 30, 2023
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$49,634	$45,782	64.9%	$46,541	$43,336	65.8%	$41,469	$38,739	64.1%	$38,876	$33,799	62.4%	$38,928	$35,512	63.1%
2	BBB	22,431	20,787	29.5%	20,527	18,951	28.8%	19,793	18,261	30.2%	19,959	17,134	31.6%	19,840	17,517	31.2%
3	BB	3,331	3,270	4.6%	3,039	2,952	4.5%	3,068	2,956	4.9%	2,902	2,780	5.1%	2,919	2,801	5.0%
4	B	562	504	0.8%	515	468	0.8%	479	396	0.7%	439	368	0.7%	347	328	0.6%
5	CCC	158	124	0.2%	123	98	0.1%	116	92	0.1%	104	81	0.2%	99	69	0.1%
6	In or near default	45	24	—%	45	22	—%	52	23	—%	52	9	—%	52	9	—%
	Total	$76,161	$70,491	100.0%	$70,790	$65,827	100.0%	$64,977	$60,467	100.0%	$62,332	$54,171	100.0%	$62,185	$56,236	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	June 30, 2024			March 31, 2024			December 31, 2023			September 30, 2023			June 30, 2023
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS:
Collateralized loan obligations ("CLOs")	$2,675	$2,676	31.6%	$2,540	$2,518	31.6%	$2,086	$2,048	28.1%	$2,022	$1,967	28.2%	$1,936	$1,857	26.9%
ABS, excluding CLOs	2,627	2,467	29.1%	2,597	2,427	30.5%	2,575	2,381	32.7%	2,540	2,269	32.5%	2,574	2,308	33.5%
Total ABS	5,302	5,143	60.7%	5,137	4,945	62.1%	4,661	4,429	60.8%	4,562	4,236	60.7%	4,510	4,165	60.4%
CMBS	2,242	2,120	25.0%	2,002	1,861	23.4%	1,969	1,773	24.3%	1,959	1,710	24.5%	1,932	1,699	24.6%
RMBS
Agency	414	364	4.3%	436	385	4.8%	444	398	5.5%	454	388	5.6%	464	413	6.0%
Non-agency	893	848	10.0%	814	765	9.7%	729	681	9.4%	718	642	9.2%	681	624	9.0%
Total RMBS	1,307	1,212	14.3%	1,250	1,150	14.5%	1,173	1,079	14.9%	1,172	1,030	14.8%	1,145	1,037	15.0%
Total	$8,851	$8,475	100.0%	$8,389	$7,956	100.0%	$7,803	$7,281	100.0%	$7,693	$6,976	100.0%	$7,587	$6,901	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of June 30, 2024
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$8,885	$217	$22,555	$4,043	$31,440	$4,260
Canadian government	404	15	449	56	853	71
Japanese government	2,293	187	2,136	648	4,429	835
ABS	794	8	2,310	175	3,104	183
CMBS	270	2	1,225	129	1,495	131
RMBS	137	1	721	108	858	109
U.S. government	422	4	736	252	1,158	256
State and political subdivisions	114	4	785	146	899	150
Other foreign government	726	11	2,110	362	2,836	373
Total investment grade securities	$14,045	$449	$33,027	$5,919	$47,072	$6,368

Below investment grade securities:
Corporate	$352	$8	$476	$68	$828	$76
ABS	9	1	44	5	53	6
CMBS	—	—	—	—	—	—
Other foreign government	—	—	194	57	194	57
Total below investment grade securities	$361	$9	$714	$130	$1,075	$139
Total fixed maturity securities	$14,406	$458	$33,741	$6,049	$48,147	$6,507

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2023
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$2,134	$70	$24,207	$3,524	$26,341	$3,594
Canadian government	—	—	459	33	459	33
Japanese government	876	50	2,193	452	3,069	502
ABS	336	5	3,025	223	3,361	228
CMBS	160	5	1,328	190	1,488	195
RMBS	115	3	681	99	796	102
U.S. government	614	10	717	204	1,331	214
State and political subdivisions	73	1	864	128	937	129
Other foreign government	254	3	2,290	333	2,544	336
Total investment grade securities	$4,562	$147	$35,764	$5,186	$40,326	$5,333

Below investment grade securities:
Corporate	$295	$36	$649	$121	$944	$157
ABS	—	—	68	10	68	10
CMBS	—	—	4	1	4	1
Other foreign government	—	—	193	52	193	52
	$295	$36	$914	$184	$1,209	$220
Total below investment grade securities	$4,857	$183	$36,678	$5,370	$41,535	$5,553

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$(16)	$(20)	$(7)	$7	$4	$(20)	$(36)	$(38)	$2
Impairments on fixed maturity securities	(1)	—	(2)	—	—	(1)	(1)	(1)	—
Realized gains on investment activity	68	32	18	12	11	57	100	42	58
Realized losses on investment activity	(230)	(134)	(102)	(61)	(37)	(193)	(364)	(112)	(252)
Net losses on fixed maturity securities available-for-sale	(179)	(122)	(93)	(42)	(22)	(157)	(301)	(109)	(192)

Net gains (losses) on equity securities	(5)	4	3	(2)	(4)	(1)	(1)	(2)	1
Change in mortgage loan allowance for credit losses	2	(10)	7	(17)	(9)	11	(8)	(6)	(2)
Limited partnerships and real estate joint venture impairment losses	—	(8)	—	—	—	—	(8)	—	(8)
Change in fair value of certain limited partnership investments	—	1	16	25	10	(10)	1	7	(6)
Other, net	4	8	—	7	15	(11)	12	17	(5)

Freestanding derivatives (1):
Interest rate swaps	(13)	(31)	59	(64)	(30)	17	(44)	(10)	(34)
Interest rate options	—	(3)	(23)	16	(3)	3	(3)	(26)	23
Total return swaps	(11)	4	14	(8)	5	(16)	(7)	8	(15)
Interest rate futures	1	1	(1)	—	2	(1)	2	2	—
Foreign currency swaps	8	14	(3)	8	12	(4)	22	12	10
Foreign currency swaps - hedged	(1)	(1)	(2)	(1)	—	(1)	(2)	(1)	(1)
Foreign currency forwards	(98)	(64)	32	(37)	(74)	(24)	(162)	(93)	(69)
Foreign currency options	(3)	—	—	—	—	(3)	(3)	—	(3)
Equity options	(1)	(4)	(6)	3	(11)	10	(5)	(25)	20
Equity futures	(2)	(17)	(23)	11	(10)	8	(19)	(19)	—
Credit default swaps	2	2	47	(26)	10	(8)	4	21	(17)
CPI swaps	(1)	—	(1)	—	6	(7)	(1)	7	(8)
Total freestanding derivatives	(119)	(99)	93	(98)	(93)	(26)	(218)	(124)	(94)

Embedded derivatives	26	77	(181)	1	(20)	46	103	17	86

Net losses on total derivatives	(93)	(22)	(88)	(97)	(113)	20	(115)	(107)	(8)

Total investment related losses, net	$(271)	$(149)	$(155)	$(126)	$(123)	$(148)	$(420)	$(200)	$(220)

(1) Freestanding derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
U.S. and Latin America Traditional
Income before income taxes	$174	$116	$30	$105	$62	$112	$290	$183	$107
Investment and derivative gains (1)	—	—	(2)	—	—	—	—	—	—
Funds withheld losses - investment income	—	—	1	—	—	—	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	(6)	12	(4)	(2)	1	(7)	6	2	4
Other	(1)	—	—	—	—	(1)	(1)	—	(1)
Adjusted operating income before income taxes	167	128	25	103	63	104	295	185	110
Notable items (2)	—	—	—	17	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$167	$128	$25	$120	$63	$104	$295	$185	$110

U.S. and Latin America Financial Solutions
Income (loss) before income taxes	$83	$17	$(120)	$108	$68	$15	$100	$182	$(82)
Market risk benefits remeasurement (gains) losses	(8)	(35)	28	(21)	(31)	23	(43)	(17)	(26)
Investment and derivative (gains) losses (1)	35	62	(27)	62	49	(14)	97	67	30
Change in fair value of funds withheld embedded derivatives (1)	(20)	(89)	185	1	19	(39)	(109)	(19)	(90)
Funds withheld (gains) losses - investment income	(1)	(1)	(4)	(7)	1	(2)	(2)	(3)	1
EIA embedded derivatives - interest credited	(6)	13	5	(7)	3	(9)	7	(4)	11
Other (3)	(3)	123	34	—	—	(3)	120	8	112
Adjusted operating income before income taxes	80	90	101	136	109	(29)	170	214	(44)
Notable items (2)	—	—	—	(22)	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$80	$90	$101	$114	$109	$(29)	$170	$214	$(44)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".
(3) Includes pension risk transfer day one loss and other immaterial items.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Canada Traditional
Income before income taxes	$27	$47	$21	$6	$35	$(8)	$74	$64	$10
Investment and derivative (gains) losses (1)	1	(1)	(1)	—	(3)	4	—	(4)	4
Investment income - non-operating FWAI	—	—	—	2	—	—	—	1	(1)
Other	(2)	—	—	2	—	(2)	(2)	—	(2)
Adjusted operating income before income taxes	26	46	20	10	32	(6)	72	61	11
Notable items (2)	—	—	—	13	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$26	$46	$20	$23	$32	$(6)	$72	$61	$11

Canada Financial Solutions
Income before income taxes	$6	$7	$6	$30	$6	$—	$13	$16	$(3)
Investment and derivative losses (1)	1	—	—	—	—	1	1	—	1
Adjusted operating income before income taxes	7	7	6	30	6	1	14	16	(2)
Notable items (2)	—	—	—	(22)	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$7	$7	$6	$8	$6	$1	$14	$16	$(2)

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$1	$28	$8	$(60)	$4	$(3)	$29	$31	$(2)
Other	(2)	10	—	1	—	(2)	8	—	8
Adjusted operating income (loss) before income taxes	(1)	38	8	(59)	4	(5)	37	31	6
Notable items (2)	—	—	—	47	—	—	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$(1)	$38	$8	$(12)	$4	$(5)	$37	$31	$6

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$72	$64	$106	$84	$52	$20	$136	$111	$25
Investment and derivative losses (1)	13	14	6	23	13	—	27	20	7
Investment income - non-operating FWAI	1	(1)	—	1	1	—	—	4	(4)
Investment (income) loss on unit-linked variable annuities	1	1	(3)	2	2	(1)	2	2	—
Interest credited on unit-linked variable annuities	(1)	(1)	3	(2)	(2)	1	(2)	(2)	—
Adjusted operating income before income taxes	86	77	112	108	66	20	163	135	28
Notable items (2)	—	—	—	(34)	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$86	$77	$112	$74	$66	$20	$163	$135	$28

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	vs. PY	June 30,	June 30,
	2024	2024	2023	2023	2023	Quarter	2024	2023	Change
Asia Pacific Traditional
Income before income taxes	$100	$109	$70	$134	$89	$11	$209	$168	$41
Other	(1)	—	1	—	—	(1)	(1)	—	(1)
Adjusted operating income before income taxes	99	109	71	134	89	10	208	168	40
Notable items (2)	—	—	—	(2)	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$99	$109	$71	$132	$89	$10	$208	$168	$40

Asia Pacific Financial Solutions
Income (loss) before income taxes	$(58)	$13	$122	$(16)	$20	$(78)	$(45)	$7	$(52)
Investment and derivative (gains) losses (1)	178	74	(59)	68	55	123	252	110	142
Other	(49)	(28)	3	(8)	(13)	(36)	(77)	(15)	(62)
Adjusted operating income before income taxes	71	59	66	44	62	9	130	102	28
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$71	$59	$66	$44	$62	$9	$130	$102	$28

Corporate and Other
Loss before income taxes	$(136)	$(129)	$(79)	$(11)	$(71)	$(65)	$(265)	$(146)	$(119)
Investment and derivative (gains) losses (1)	80	83	65	(19)	3	77	163	51	112
Interest expense on uncertain tax positions	(1)	—	(1)	1	—	(1)	(1)	—	(1)
Other	13	8	(8)	4	13	—	21	15	6
Adjusted operating loss before income taxes	(44)	(38)	(23)	(25)	(55)	11	(82)	(80)	(2)
Notable items (2)	—	—	—	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(44)	$(38)	$(23)	$(25)	$(55)	$11	$(82)	$(80)	$(2)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses".

Reinsurance Group of America, Incorporated
Reconciliations of RGA, Inc. Shareholders’ Equity to RGA, Inc. Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2024	2024	2023	2023	2023

RGA, Inc. shareholders’ equity	$9,735	$9,468	$9,081	$8,063	$7,805
Less effect of AOCI:
Accumulated currency translation adjustments	86	57	68	(33)	26
Unrealized (depreciation) appreciation of securities	(4,694)	(4,062)	(3,667)	(6,659)	(4,879)
Effect of updating discount rates on future policy benefits	4,611	3,906	3,256	5,366	3,460
Change in instrument-specific credit risk for market risk benefits	6	3	3	7	13
Pension and postretirement benefits	(29)	(29)	(29)	(14)	(18)
RGA, Inc. shareholders’ equity, excluding AOCI	9,755	9,593	9,450	9,396	9,203
Year-to-date notable items, net of tax	—	—	—	—	—
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$9,755	$9,593	$9,450	$9,396	$9,203

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,
	2024	2024	2023	2023	2023

Book value per share	$147.90	$143.92	$138.39	$122.40	$117.87
Less effect of AOCI:
Accumulated currency translation adjustment	1.32	0.88	1.04	(0.49)	0.38
Unrealized (depreciation) appreciation of securities	(71.31)	(61.74)	(55.88)	(101.10)	(73.69)
Effect of updating discount rates on future policy benefits	70.06	59.36	49.62	81.46	52.26
Change in instrument-specific credit risk for market risk benefits	0.09	0.04	0.05	0.11	0.20
Pension and postretirement benefits	(0.45)	(0.45)	(0.45)	(0.21)	(0.27)
Book value per share, excluding AOCI	$148.19	$145.83	$144.01	$142.63	$138.99
Less effect of B36:	(0.82)	(1.13)	(2.06)	0.12	0.11
Book value per share, excluding AOCI and B36	$149.01	$146.96	$146.07	$142.51	$138.88

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Financial Measures
Reinsurance Group of America, Incorporated (the “Company”) discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.
The following non-GAAP financial measures are used in this document and other documents published by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:

•substantially all of the effect of net investment related gains and losses,
•changes in the fair value of certain embedded derivatives,
•changes in the fair value of contracts that provide market risk benefits,
•non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within claims and other policy benefits over the estimated lives of the contracts),
•any net gain or loss from discontinued operations,
•the cumulative effect of any accounting changes,
•the impact of certain tax-related items, and
•any other items that the Company believes are not indicative of the Company’s ongoing operations,

as such items can be volatile and may not reflect the underlying performance of the Company’s businesses. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

2.Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items. Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented may include the financial impact of the Company’s assumption reviews on business subject to the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments, reflected in future policy benefits remeasurement gains or losses.

3.Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.

4.Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:

•Shareholders’ average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
•Shareholders’ average equity position excluding AOCI and notable items; and
•Shareholders’ average equity position excluding AOCI, B36 and notable items.

5.Adjusted operating return on equity. This measure is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses the following non-GAAP financial measures:

•Adjusted operating return on equity excluding AOCI and B36;
•Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI; and
•Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix.

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